SUPPLEMENT DATED FEBRUARY 1, 2002
                       TO PROSPECTUS DATED AUGUST 6, 2001

                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

                                 with respect to

                           PruLife Custom Premier(sm)
                   Variable Universal Life Insurance Contracts



     The following replaces the third paragraph of text under Sale of the Contract and Sales Commissions, page 40:


     Generally, representatives will receive a commission of no more than:

(1) 50% of the premiums received in the first two years on total premium received since issue up to the Commissionable Target Premium;

     (2) 4% of the premiums received in year two to the extent that the total premium received since issue exceeds the Commissionable Target Premium;

     (3) 4% of the premiums received in years three through 10 on premiums received up to the Commissionable Target Premium in each policy year; and

     (4) 3% of the premiums received in any of the first 10 policy years to the extent that premiums in that year exceed the Commisionable Target Premium.

     If the basic insurance amount is increased, representatives will generally receive a commission of no more than:

     (1) 50% of the premiums received up to the Commissionable Target Premium for the increase received in the first year;

     (2) 4% of the premiums received up to the Commissionable Target Premium for years two through 10; and

     (3) 2% on other premiums received for the increase.

     Moreover, trail commissions of up to 0.0625% of the Contract Fund as of the end of each calendar quarter may be paid.

     Representatives   with  less  than  four  years  of  service   may  receive
compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.


VUL2SUP3 Ed. 2-02